                                                                    EXHIBIT 99.3

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                   $  283,748.07
Available Funds:
   Contract Payments due and received in this period                                                                  2,453,572.00
   Contract Payments due in prior period(s) and received in this period                                                 159,414.34
   Contract Payments received in this period for next period                                                             13,697.87
   Sales, Use and Property Tax payments received                                                                         69,212.17
   Prepayment Amounts related to early termination in this period                                                         1,813.25
   Servicer Advance                                                                                                     886,925.88
   Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
   Transfer from Reserve Account                                                                                      2,926,990.54
   Interest earned on Collection Account                                                                                  3,343.41
   Interest earned on SPG Account                                                                                           174.54
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)           0.00
   Amounts paid under insurance policies                                                                                      0.00
   Maintenance, Late Charges and any other amounts                                                                            0.00
                                                                                                                     -------------
Total Available Funds                                                                                                 6,798,892.07
Less: Amounts to be Retained in Collection Account                                                                      214,737.27
                                                                                                                     -------------
AMOUNT TO BE DISTRIBUTED                                                                                              6,584,154.80
                                                                                                                     =============

DISTRIBUTION OF FUNDS:

   1. To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                          0.00
   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                        172,867.31
   3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
         a) Class A1 Principal and Interest                                                                                   0.00
         a) Class A2 Principal (distributed after A1 Note matures) and Interest                                               0.00
         a) Class A3 Principal (distributed after A2 Note matures) and Interest                                               0.00
         a) Class A4 Principal (distributed after A3 Note matures) and Interest                                       3,018,732.08
         a) Class A5 Principal (distributed after A4 Note matures) and Interest                                               0.00
         b) Class B Principal and Interest                                                                               51,432.45
         c) Class C Principal and Interest                                                                              103,043.52
         d) Class D Principal and Interest                                                                               69,246.56
         e) Class E Principal and Interest                                                                               89,919.60

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                         2,925,289.09
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                       0.00
         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                 55,060.57
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                           0.00
   6. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                         72,730.12
   7. To Servicer, Servicing Fee and other Servicing Compensations                                                       25,833.51
                                                                                                                     -------------
TOTAL FUNDS DISTRIBUTED                                                                                               6,584,154.80
                                                                                                                     =============

End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              214,737.27
                                                                                                                     =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                       2,924,150.90
   - Add Investment Earnings                                                                                                2,839.64
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     2,925,289.09
   - Less Distribution to Certificate Account                                                                           2,926,990.54
                                                                                                                       -------------
End of period balance                                                                                                   2,925,289.09
                                                                                                                       =============

                                                                                                                       -------------
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                                             2,925,289.09
                                                                                                                       =============


                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                        Pool A                                  46,793,592.43
                        Pool B                                  13,828,604.05
                                                                -------------
                                                                                 60,622,196.48

Class A Overdue Interest, if any                                         0.00
Class A Monthly Interest - Pool A                                  303,378.46
Class A Monthly Interest - Pool B                                   89,655.45

Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               1,839,709.12
Class A Monthly Principal - Pool B                                 785,989.05
                                                                -------------
                                                                                  2,625,698.17

Ending Principal Balance of the Class A
Notes

                        Pool A                                  44,953,883.31
                        Pool B                                  13,042,615.00
                                                                -------------    -------------
                                                                                 57,996,498.31
                                                                                 =============

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                        Class A1                                         0.00
                        Class A2                                         0.00
                        Class A3                                         0.00
                        Class A4                                60,622,196.48
                        Class A5                                         0.00
                                                                -------------

Class A Monthly Interest                                                         60,622,196.48

                        Class A1 (Actual Number Days/360)                0.00
                        Class A2                                         0.00
                        Class A3                                         0.00
                        Class A4                                   393,033.91
                        Class A5                                         0.00
                                                                -------------

Class A Monthly Principal

                        Class A1                                         0.00
                        Class A2                                         0.00
                        Class A3                                         0.00
                        Class A4                                 2,625,698.17
                        Class A5                                         0.00
                                                                -------------
                                                                                  2,625,698.17

Ending Principal Balance of the Class A Notes

                        Class A1                                         0.00
                        Class A2                                         0.00
                        Class A3                                         0.00
                        Class A4                                57,996,498.31
                        Class A5                                         0.00
                                                                -------------    -------------
                                                                                 57,996,498.31
                                                                                 =============
Class A5

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B
Notes

                 Pool A                                                796,977.90
                 Pool B                                                235,428.83
                                                                     ------------
                                                                                     1,032,406.73

Class B Overdue Interest, if any                                             0.00
Class B Monthly Interest - Pool A                                        5,153.79
Class B Monthly Interest - Pool B                                        1,522.44

Class B Overdue Principal, if any                                            0.00
Class B Monthly Principal - Pool A                                      31,358.68
Class B Monthly Principal - Pool B                                      13,397.54
                                                                     ------------
                                                                                        44,756.22

Ending Principal Balance of the Class B
Notes

                 Pool A                                                765,619.22
                 Pool B                                                222,031.29
                                                                     ------------    ------------
                                                                                       987,650.51
                                                                                     ============

VI. CLASS C NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class C
Notes

                 Pool A                                              1,594,647.04
                 Pool B                                                471,166.50
                                                                     ------------
                                                                                     2,065,813.54

Class C Overdue Interest, if any                                             0.00
Class C Monthly Interest - Pool A                                       10,444.94
Class C Monthly Interest - Pool B                                        3,086.14

Class C Overdue Principal, if any                                            0.00
Class C Monthly Principal - Pool A                                      62,717.36
Class C Monthly Principal - Pool B                                      26,795.08
                                                                     ------------
                                                                                        89,512.44

Ending Principal Balance of the Class C
Notes

                 Pool A                                              1,531,929.68
                 Pool B                                                444,371.42
                                                                     ------------    ------------
                                                                                     1,976,301.10
                                                                                     ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

                Pool A                                              1,063,098.00
                Pool B                                                314,111.01
                                                                    ------------
                                                                                    1,377,209.01

Class D Overdue Interest, if any                                            0.00
Class D Monthly Interest - Pool A                                       7,388.53
Class D Monthly Interest - Pool B                                       2,183.07

Class D Overdue Principal, if any                                           0.00
Class D Monthly Principal - Pool A                                     41,811.57
Class D Monthly Principal - Pool B                                     17,863.39
                                                                    ------------
                                                                                       59,674.96

Ending Principal Balance of the Class D Notes

                Pool A                                              1,021,286.43
                Pool B                                                296,247.62
                                                                    ------------    ------------
                                                                                    1,317,534.05
                                                                                    ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

                Pool A                                              1,329,218.14
                Pool B                                                392,793.17
                                                                    ------------
                                                                                    1,722,011.31

Class E Overdue Interest, if any                                            0.00
Class E Monthly Interest - Pool A                                      11,830.04
Class E Monthly Interest - Pool B                                       3,495.86

Class E Overdue Principal, if any                                           0.00
Class E Monthly Principal - Pool A                                     52,264.46
Class E Monthly Principal - Pool B                                     22,329.23
                                                                    ------------
                                                                                       74,593.70

Ending Principal Balance of the Class E Notes

                Pool A                                              1,276,953.67
                Pool B                                                370,463.93
                                                                    ------------    ------------
                                                                                    1,647,417.61
                                                                                    ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

                  Pool A                                              1,661,275.16
                  Pool B                                                499,551.61
                                                                      ------------
                                                                                      2,160,826.77

Residual Interest - Pool A                                                    0.00
Residual Interest - Pool B                                                    0.00

Residual Principal - Pool A                                                   0.00
Residual Principal - Pool B                                              55,060.57       55,060.57

Ending Residual Principal Balance

                  Pool A                                              1,661,275.16    ------------
                  Pool B                                                444,491.04    2,105,766.20
                                                                      ------------    ============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                        25,833.51
 - Collection period Trustee Fee                                                         (3,698.95)
 - Servicer Advances reimbursement                                                      172,867.31
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                       72,730.12
                                                                                      ------------
Total amounts due to Servicer                                                           267,731.99
                                                                                      ============

                            DVI RECEIVABLES XI 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                          53,174,882.69

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                            0.00

      Decline in Aggregate Discounted Contract Balance                                                        2,090,578.55

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       -------------
         ending of the related Collection Period                                                             51,084,304.14
                                                                                                             =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                      2,089,016.55

          - Principal portion of Prepayment Amounts                                                1,562.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                     0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                              0.00
                                                                                               ------------
                                   Total Decline in Aggregate Discounted Contract Balance      2,090,578.55
                                                                                               ============

POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                          15,714,477.35

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                            0.00

      Decline in Aggregate Discounted Contract Balance                                                          893,169.37

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       -------------
         ending of the related Collection Period                                                             14,821,307.98
                                                                                                             =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        856,670.72

          - Principal portion of Prepayment Amounts                                                  251.25

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                           36,247.40

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                     0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                              0.00

                                                                                               ------------
                                   Total Decline in Aggregate Discounted Contract Balance        893,169.37
                                                                                               ============

                                                                                                             -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                            65,905,612.12
                                                                                                             =============

                           DVI RECEIVABLES XI 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                         Discounted                                                     Discounted
   Lease #              Present Value                       Lease #                    Present Value
   ----------------------------------                       -------                    -------------
 #* 2000664-001 (09/03)     4,555.24                                                            0.00
 #* 2000350-001 (10/03)    24,510.39

                                                           ----------
                                             Totals:       $29,065.63
   POOL B

                         Discounted                                                      Discounted
   Lease #              Present Value                       Lease #                    Present Value
   ----------------------------------                       -------                    -------------
 #*1271-517 (09/03)       37,222.78                                                             0.00
 #*1254-501 (11/03)       14,152.39
 #*9902003-701 (11/03)    22,095.01

                                                           ----------
                                             Totals:       $73,470.18

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                            $102,535.81
   b) ADCB AT  CLOSING DATE                                                           292,528,909.43
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                              0.04%

  * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

 ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
     NONRECOVERABLE ADVANCE

  # NONRECOVERABLE

                           DVI RECEIVABLES XI 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                     Predecessor
                                                             Discounted            Predecessor       Discounted
Lease #           Lessee Name                               Present Value            Lease #        Present Value
-----------------------------                               -------------          -----------      --------------
3155-007                                                      188,552.08             1231-033         1,243,525.87
3155-008                                                      535,706.60             1572-003           878,621.70
3205-002                                                    3,111,829.21             2421-001         1,711,098.71
3307-002                                                      767,314.06             1046-501           639,976.34
3330-004                                                      756,617.60             1100-503           659,108.62
                                                                                     1912-002           107,797.25

                                                           -------------                           ---------------
                                                  Totals:  $5,360,019.55                           $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                                  $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES              NO  X
                                                                                   -------          -------

POOL B

                                                                                                      Predecessor
                                                             Discounted            Predecessor        Discounted
Lease #           Lessee Name                               Present Value            Lease #         Present Value
-----------------------------                               -------------          -----------      --------------
3305-001                                                    1,004,680.88              1047-501          77,392.98
                                                                                      1100-504          93,947.73
                                                                                      1344-026          17,225.68
                                                                                      1344-029          63,104.76
                                                                                      1344-030           2,292.14
                                                                                      1347-010           5,382.42
                                                                                      1347-011         202,500.53
                                                                                      1347-012         194,679.35
                                                                                      1791-008          10,844.23
                                                                                      1791-010          60,297.19
                                                                                      1791-011           9,057.14
                                                                                      1791-012           9,708.25
                                                                                      2097-004          44,783.62
                                                                                      2454-001          80,861.15
                                                                                      2454-003          86,291.63
                                                                                      1101-524          27,639.26

                                                           -------------                           --------------
                                                  Totals:  $1,004,680.88                           $   986,008.06

 a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $   986,008.06
 b) ADCB OF POOL B AT CLOSING DATE                                                                 $90,333,293.68
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                              1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables             $0.00
b) Total discounted Contract Balance of Substitute Receivables              $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES              NO  X
                                                                            -------          -------


                           DVI RECEIVABLES XI 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING                                                                        Predecessor
                                                      Discounted             Predecessor           Discounted
   Lease #               Lessee Name                 Present Value             Lease #           Present Value
   ---------------------------------                 -------------           -----------         -------------
   2841-002                                            980,724.35              2207-005           1,326,497.89
   2908-001                                            131,731.36
   2002476-2                                           169,739.33
                         CASH                           44,302.85
   1999-004                                          2,985,811.62              1881-005           2,387,877.73
   3155-007                                            335,553.30              4284-402             335,553.30
   1504-013                                          1,221,375.67              2557-001           1,323,430.38
                         CASH                          102,054.71
   3698-001                                          2,192,917.65              1969-006           1,246,104.58
   3702-007                                          2,491,584.11               973-024              23,059.86
                                                                               1081-502           1,402,638.25
                                                                               1629-016             227,769.98
                                                                               1191-501              50,901.66
                                                                               2407-001           1,156,266.41
                                                                               2407-002             650,353.97
                                                   --------------                              ---------------
                                       Totals:     $10,655,794.95                                10,130,454.01

 a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                               10,130,454.01
 b) ADCB OF POOL A AT CLOSING DATE                                                           $202,195,615.75
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS


a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES               NO  X
                                                                                 -------           -------



POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                  Predecessor
                                                      Discounted             Predecessor          Discounted
Lease #                  Lessee Name                 Present Value             Lease #           Present Value
------------------------------------                 -------------           -----------         -------------
1679-002                                              $506,250.32             2207-004          $   611,746.22
1218-020                                              $200,642.43

                                                      -----------                               --------------
                                       Totals:        $706,892.75                               $   611,746.22

 a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                   $   611,746.22
 b) ADCB OF POOL B AT CLOSING DATE                                                              $90,333,293.68
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES          NO   X
                                                                                 -------      -------


                           DVI RECEIVABLES XI 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
   This Month                                   10,085,357.08       This Month                    65,905,612.12
   1 Month Prior                                 1,010,698.01       1 Month Prior                 68,889,360.04
   2 Months Prior                                  933,420.48       2 Months Prior                71,926,153.64

   Total                                        12,029,475.57       Total                        206,721,125.80

   A) 3 MONTH AVERAGE                            4,009,825.19       B) 3 MONTH AVERAGE            68,907,041.93

   c) a/b                                                5.82%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                 Yes________     No X
                                                                                                                 -------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                         Yes________     No X
                                                                                                                 -------
   B. An Indenture Event of Default has occurred and is then continuing?                         Yes________     No
                                                                                                                 -------
4. Has a Servicer Event of Default occurred?                                                     Yes________     No
                                                                                                                 -------
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                              Yes________     No X
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation                    -------
      not remedied within 90 days?                                                               Yes________     No
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date                    -------
      exceeds 6% of the ADCB on the Closing Date?                                                Yes________     No X
                                                                                                                 -------
6. Aggregate Discounted Contract Balance at Closing Date             Balance $  270,243,724.70
                                                                             -----------------

   Aggregate Discounted Contract Balances  (A.D.C.B.) of contracts listed as more than:

                                                                         TOTAL                   % of Total
                                                    A.D.C.B.            A.D.C.B.                 A.D.C.B.
                                                    --------         -------------               ----------
   30 Days Overdue                              4,975,087.22         65,905,612.12                  7.549%
   60 Days Overdue                              6,185,421.12         65,905,612.12                  9.385%
   90 Days Overdue                              9,160,696.88         65,905,612.12                 13.900%
   120 Days Overdue                               194,325.61         65,905,612.12                  0.295%
   150 Days Overdue                               730,334.59         65,905,612.12                  1.108%
   180 Days Overdue                                     0.00         65,905,612.12                  0.000%
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